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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF
  EARLIEST EVENT REPORTED): NOVEMBER 14, 1997 (OCTOBER 31, 1997)


                                   CHIREX INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0 - 27698                 04-3296309
(State or other jurisdiction of  Commission File number       (I.R.S. Employer
incorporation or organization)                               Identification No.)

         300 Atlantic Street
              Suite 402
        Stamford, Connecticut                                      06901
(Address of principle executive office)                         (Zip Code)

                                 (203) 351-2300
              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 31, 1997, ChiRex Inc. (the "Company" or "ChiRex") and Glaxo Wellcome plc ("Glaxo Wellcome or Glaxo") announced that ChiRex completed its purchase of Glaxo Wellcome's FDA cGMP pharmaceutical production facility at Annan, Scotland ("Annan"). Glaxo Wellcome has received approximately $66 million ((pounds)40 million) for the facility plus an additional payment for certain working capital of approximately $1.6 million (approximately (pounds)1 million) and ChiRex will initiate the manufacture of certain pharmaceutical intermediates and active ingredients under a five-year contract with Glaxo valued at approximately $450 million. The transaction will be accounted for as a purchase.

On July 7, 1997, ChiRex announced the signing of a letter of intent with Glaxo Wellcome plc to acquire Glaxo Wellcome's FDA cGMP pharmaceutical production facility at Annan, Scotland. As part of the proposed agreement, Glaxo Wellcome would award the Company a five-year contract to supply certain pharmaceutical intermediates and active ingredients worth approximately $450 million. A definitive Asset Purchase Agreement and Supply Agreement were signed by the Company and Glaxo Welcome on September 23, 1997, on essentially the same terms contained in the letter of intent with the closing occurring no later than November 15, 1997.

Under the Asset Purchase Agreement, ChiRex purchased all of the buildings, land and equipment at the 154-acre Annan, Scotland property, encompassing three main production facilities plus certain working capital. Under the Supply Agreement, ChiRex will continue to manufacture most of the products currently made at Annan and plans to invest (pounds)20 million (approximately $31 million) over five years to accommodate newly contracted products and to modify the facility for general purpose pharmaceutical fine chemical manufacturing.

To finance the acquisition and provide for the general cash requirements of the business, a subsidiary of the Company entered into a senior secured term-loan and revolving credit agreement on October 29, 1997, with Bankers Trust Company allowing it to borrow up to (pounds)62 million (approximately $100 million) for a five-year period. The credit facility is comprised of a (pounds)40 million (approximately $65 million) term loan and a (pounds)22 million (approximately $35 million) revolving credit facility each bearing interest at LIBOR plus 1%. The term-loan facility is repayable in nine equal semi-annual installments beginning in late 1998 and also provides for annual mandatory pre-payments from excess cashflow as defined in the credit agreement. Borrowings under the credit facility are secured by the real and personal property of and guaranteed by the Company and its subsidiaries. The credit agreement contains normal and customary financial covenants and limitations on indebtedness, dividends, capital expenditures and certain other transactions. The Company's existing bank revolving credit facility was repaid and terminated upon signing of the new credit facility.

ChiRex is a Contract Manufacturing Organization serving the outsourcing needs of the pharmaceutical industry through its extensive pharmaceutical fine chemical manufacturing, process development capabilities and proprietary chiral technologies. The Company supports and supplements the in-house development and manufacturing capabilities of its pharmaceutical and biotechnology customers with a broad range of fully-integrated services, accelerating the time from drug discovery to commercialization. ChiRex currently produces over 50 products in its two world-class, FDA cGMP manufacturing facilities in Dudley, Northumberland, England and in Annan, Scotland. ChiRex holds over 50 patents and patent applications in the field of chiral chemistry.

Any statements contained in this Current Report on Form 8-K that relate to future plans, events or performance, are forward-looking statements that involve risks and uncertainties, including, but not limited to, product development and market acceptance risks, product manufacturing risks, the impact of competitive products and pricing, the results of current and future licensing and other collaborative relationships, the results of financing efforts, developments regarding intellectual property rights and litigation, risks of product non-approval or delays or post-approval reviews by the FDA or foreign regulatory authorities, and other risks identified in the ChiRex Inc.'s Securities and Exchange Commission filings. Actual results, events or performance may differ materially. Readers are cautioned not to place


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undo reliance on these forward-looking statements, which speak only as the date hereof. ChiRex undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of the Business Acquired.

Audited financial statements for the Annan Manufacturing Site of Glaxo Operations UK Limited for the years ended December 31, 1994, 1995 and 1996 required by Item 7(a) of this Current Report on Form 8-K will be filed with the Securities and Exchange Commission as soon as possible, but in any event on or prior to January 13, 1998.

(b) Pro Forma Financial Statements.

Unaudited pro forma combined balance sheets and statements of operations of the Company and the Annan Manufacturing Site of Glaxo Operations UK Limited required by Item 7(b) of this Current Report on Form 8-K will be filed with the Securities and Exchange Commission as soon as possible, but in any event on or prior to January 13, 1998.

(c) Exhibits.

The exhibits listed in the accompanying Exhibit Index are filed pursuant to Item 7(c) of this Current Report on Form 8-K.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CHIREX INC.


Date: November 14, 1997                            By: /s/ Michael A. Griffith
                                                      --------------------------
                                                   Michael A. Griffith
                                                   Chief Financial Officer
                                                   and Secretary


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EXHIBIT INDEX

Exhibit Number                                     Description
--------------                                     -----------

2.1*                                    Asset Purchase Agreement between ChiRex
                                        Inc. and Glaxo Wellcome plc

4.1 Facilities Agreement between ChiRex (Holdings) Limited. and Bankers Trust Company

4.2                                     Pledge Agreement between ChiRex Inc. and
                                        Bankers Trust Company

10.1*                                   Supply Agreement between ChiRex Inc. and
                                        Glaxo Wellcome plc

99.1                                    ChiRex Inc. press release dated October
                                        31, 1997

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* Certain portions of this exhibit have been omitted and are subject to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.


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